DISCO Announces Third Quarter 2023 Financial Results

Total Revenue of $34.9 Million, A Year over Year Increase of 1%
AUSTIN, Texas - November 9, 2023 - CS Disco, Inc. (“DISCO”) (NYSE: LAW) today announced financial results for its third quarter ended September 30, 2023.

“We are pleased with our third quarter results, which included record-breaking revenue and a 10% year over year increase in customer count,” said Scott Hill, Chief Executive Officer. “Among other highlights for the quarter, we executed a licensing agreement for all historical United States case law, statutes, regulations, and court rulings, including regular data updates. Once integrated into our product, this new feature will further the Company’s ability to serve the needs of legal professionals as they transform legal work with our leading innovations around AI and intelligent workflow solutions. We are energized about the future and believe that the Company is on the right strategic track in terms of our product roadmap and growth strategy.”

Third Quarter 2023 Financial Highlights:

•Total revenue was $34.9 million, up 1% compared to the third quarter of 2022.
•GAAP net loss was $1.0 million, compared to $20.1 million in the third quarter of 2022.
•Adjusted EBITDA was ($4.5) million, compared to ($13.1) million in the third quarter of 2022.

Recent Business Highlights:

•Customer Count: DISCO grew to 1,449 customers as of September 30, 2023, a 10% increase compared to the third quarter of 2022.
•Announcement of Primary Law: DISCO announced a licensing agreement with Fastcase, Inc. for comprehensive United States primary law data, including all federal and state laws, regulations and court rulings. The Company anticipates integrating primary law into its solution to automate drafting of legal documents and research memos, and assist lawyers in identifying potential legal claims and defenses.
•New Product Features: DISCO released self-service capabilities for Slack, DISCO Ediscovery Annotations, and the Witness Management module for Case Builder.

Fourth Quarter and Full Year 2023 Financial Outlook

As of November 9, 2023, DISCO is issuing the following outlook for the fourth quarter of 2023 and fiscal year 2023:

Fourth quarter of 2023:

•Revenue in the range of $34.0 - $36.0 million.
•Adjusted EBITDA in the range of ($7.0) - ($5.0) million.

Fiscal year 2023:

•Revenue in the range of $136.3 - $138.3 million.
•Adjusted EBITDA in the range of ($31.9) - ($29.9) million.

DISCO’s fourth quarter and fiscal year 2023 financial outlook is based on assumptions that are subject to change, many of which are outside of its control. If actual results vary from these assumptions, these expectations may change. There can be no assurance that DISCO will achieve these results.

Reconciliation of Adjusted EBITDA on a forward-looking basis to net loss, the most directly comparable GAAP measure, is not available without unreasonable efforts due to the high variability and complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in DISCO’s stock price. DISCO expects the variability of the above charges to have a significant, and potentially unpredictable, impact on its future GAAP financial results.

Conference Call Information

DISCO will host a conference call and webcast at 4:00 p.m. CT (5:00 p.m. ET) today, November 9, 2023, to discuss its third quarter 2023 financial results and business highlights. The conference call can be accessed by dialing (888) 300-4030 from the United States or +1 (646) 970-1443 internationally with conference ID 8394292. The live webcast of the conference call and other materials related to DISCO’s financial performance can be accessed from DISCO’s investor relations website at ir.csdisco.com.

Following the completion of the call until 10:59 p.m. CT (11:59 p.m. ET) on Thursday, November 30, 2023, a telephone replay will be available by dialing (800) 770-2030 from the United States, +1 (647) 362-9199 internationally with conference ID 8394292. A webcast replay will also be available at ir.csdisco.com for 12 months.

About DISCO

DISCO (NYSE: LAW) provides a cloud-native, artificial intelligence-powered legal solution that simplifies legal hold, legal request, ediscovery, legal document review and case management for enterprises, law firms, legal services providers and governments. Our scalable, integrated solution enables legal departments to easily collect, process and review enterprise data that is relevant or potentially relevant to legal matters.

References to “DISCO,” the “Company,” “our” or “we” in this press release refer to CS Disco, Inc. and its subsidiaries on a consolidated basis.

Use of Non-GAAP Financial Measures

DISCO uses the following non-GAAP financial measures: Adjusted EBITDA, Adjusted EBITDA margin; non-GAAP cost of revenue; non-GAAP gross profit; non-GAAP gross margin; non-GAAP research and development expense; non-GAAP research and development expense as a percentage of revenue; non-GAAP sales and marketing expense; non-GAAP sales and marketing expense as a percentage of revenue; non-GAAP general and administrative expense; non-GAAP general and administrative expense as a percentage of revenue; non-GAAP loss from operations; non-GAAP operating margin; non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that DISCO does not consider indicative of its core performance.

In the case of Adjusted EBITDA and Adjusted EBITDA margin, DISCO adjusts net loss for such items as depreciation and amortization expense; income tax provision; interest and other, net; stock-based compensation expense; payroll tax expense on employee stock transactions; CEO Performance Award issuance expense; unoccupied lease expense; restructuring charges; and other one-time, non-recurring items, when applicable. In the case of non-GAAP cost of revenue, non-GAAP gross profit and non-GAAP gross margin, DISCO adjusts the respective GAAP balances for stock-based compensation expense. In the case of non-GAAP research and development expense, non-GAAP research and development expense as a percentage of revenue, non-GAAP sales and marketing expense and non-GAAP sales and marketing expense as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, restructuring charges, and other one-time, non-recurring items, when applicable. In the case of non-GAAP general and administrative expense, non-GAAP general and administrative expense as a percentage of revenue, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss attributable to common stockholders, non-GAAP net loss attributable to common stockholders per share (basic and diluted) and non-GAAP net loss attributable to common stockholders as a percentage of revenue, DISCO adjusts the respective GAAP balances for stock-based compensation expense, CEO Performance Award issuance expense, unoccupied lease expense, restructuring charges, and other one-time, non-recurring items, when applicable.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating loss and net loss. As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP.

DISCO's management uses these non-GAAP measures as measures of operating performance; to prepare DISCO's annual operating budget; to allocate resources to enhance the financial performance of DISCO's business; to evaluate the effectiveness of DISCO's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of DISCO's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with DISCO’s board of directors concerning financial performance.

Forward-Looking Statements

This press release contains forward-looking statements, including, among other things, statements regarding DISCO’s future financial performance and the impact of DISCO’s new primary law feature. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectation or intent regarding DISCO’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause DISCO’s actual results, performance, or achievements to differ materially, including (i) our history of operating losses; (ii) our limited operating history; (iii) our ability to maintain and advance our innovation and brand; (iv) our ability to effectively add new customers; (v) our ability to effectively increase usage and penetration with our existing customer base; (vi) our ability to expand our sales coverage and establish a digital sales channel; (vii) our ability to expand internationally; (viii) our ability to extend and strengthen our channel partnerships and integrations; (ix) our ability to expand our offering portfolio to a wider range of legal processes outside of our current core offerings; (x) our dependence on revenue from customer usage, which fluctuates based on the timing of and activity driven by legal matters for which our solution is used, and any shortfall of large matters on our platform; (xi) our ability to pursue strategic acquisitions and strategic investments to expand the functionality and value of our solution; (xii) our ability to comply or remain in compliance with laws and regulations that currently apply or become applicable to our business in the jurisdictions in which we operate; (xiii) the potential that our computer or electronic systems, applications or services, or those of any third parties on whom we depend, fail or suffer security or data privacy breaches or other unauthorized or improper access to, use of, or destruction of our proprietary or confidential data, employee data, or personal data; (xiv) our ability to compete effectively with existing competitors and new market entrants; (xv) the impact of fluctuations in general macroeconomic conditions, such as the current inflationary environment and rising interest rates; and (xvi) the impact that global events, such as the COVID-19 pandemic, including variants of COVID-19 or other public health crises, the Russian military operations in Ukraine, the Israel-Hamas war and any related economic downturn could have on our or our customers’ businesses, financial condition and results of operations.

The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in our filings with the Securities and Exchange Commission (“SEC”), including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 9, 2023. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

Forward-looking statements represent DISCO’s management’s beliefs and assumptions only as of the date such statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Relations Contact
IR@csdisco.com

CS DISCO, INC.
Condensed Consolidated Balance Sheets
(in thousands, except par value amounts)
(unaudited)

	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$157,652	$203,244
Accounts receivable, net	27,103	22,720
Other current assets	6,292	5,576
Total current assets	191,047	231,540
Property and equipment, net	9,182	7,507
Operating lease right-of-use assets	8,637	9,824
Primary law intangible asset, net	14,000	—
Other intangible assets, net	751	962
Goodwill	5,898	5,898
Other assets	730	591
Total assets	$230,245	$256,322
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,485	$8,485
Accrued expenses	4,161	4,705
Accrued salary and benefits	5,526	3,536
Deferred revenue	2,966	4,100
Operating leases	1,905	1,902
Finance leases	40	39
Total current liabilities	21,083	22,767
Operating leases, non-current	7,560	8,770
Finance leases, non-current	169	199
Other liabilities	389	950
Total liabilities	29,201	32,686
Commitments and contingencies
Stockholders’ equity
Preferred stock $0.005 par value, 100,000 shares authorized and no shares issued and outstanding as of September 30, 2023 and December 31, 2022	—	—
Common stock $0.005 par value, 1,000,000 shares authorized as of September 30, 2023 and December 31, 2022; 60,619 and 59,190 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	304	296
Additional paid-in capital	435,279	421,569
Accumulated deficit	(234,539)	(198,229)
Total stockholders’ equity	201,044	223,636
Total liabilities and stockholders’ equity	$230,245	$256,322

CS DISCO, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$34,943	$34,475	$102,348	$102,653
Cost of revenue	8,939	8,634	26,255	26,092
Gross profit	26,004	25,841	76,093	76,561
Operating expenses:
Research and development	12,065	15,694	41,095	43,193
Sales and marketing	16,708	19,311	53,821	54,661
General and administrative	128	10,906	23,345	30,490
Total operating expenses	28,901	45,911	118,261	128,344
Loss from operations	(2,897)	(20,070)	(42,168)	(51,783)
Other income (expense)
Interest and other income	2,191	364	6,267	423
Interest and other expense	(260)	(314)	(248)	(607)
Loss from operations before income taxes	(966)	(20,020)	(36,149)	(51,967)
Income tax provision	(64)	(38)	(161)	(110)
Net loss attributable to common stockholders	$(1,030)	$(20,058)	$(36,310)	$(52,077)
Net loss per share attributable to common stockholders, basic and diluted	$(0.02)	$(0.34)	$(0.61)	$(0.89)
Weighted average shares used in computing net loss per share attributable to common stockholders, basic and diluted	60,350	58,641	59,896	58,322

CS DISCO, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2023	2022
Cash flow from operating activities:
Net loss	$(36,310)	$(52,077)
Adjustments to reconcile net loss to cash used in operations:
Depreciation and amortization	3,011	2,079
Stock-based compensation	11,211	14,393
Charge to allowance for credit losses	1,801	853
Loss (Gain) on disposal of long-lived assets	1	(1)
Unoccupied lease charges	—	1,127
Non-cash operating lease costs	1,187	983
Changes in operating assets and liabilities:
Accounts receivable	(6,184)	(2,317)
Other current assets	(775)	(1,831)
Other long-term assets	(124)	(387)
Accounts payable	(1,928)	2,058
Accrued expenses and other	1,791	(1,474)
Deferred revenue	(1,134)	261
Operating lease liabilities	(1,207)	(469)
Other liabilities	(46)	149
Net cash used in operating activities	(28,706)	(36,653)
Cash flow from investing activities:
Purchases of property, equipment, and capitalized internal-use software development costs	(3,587)	(3,727)
Purchase of primary law intangible asset	(14,000)	—
Proceeds from disposal of equipment	1	—
Cash paid for acquisitions	(1,180)	(5,310)
Net cash used in investing activities	(18,766)	(9,037)
Cash flow from financing activities:
Proceeds from public offering, net of underwriting discounts and commissions and other offering costs	—	(284)
Proceeds from exercise of stock options	514	3,923
Net proceeds from issuance of common stock under Employee Stock Purchase Plan	1,459	—
Repurchase of common stock related to net share settlement	(64)	(264)
Principal payments on finance lease obligations	(29)	(40)
Net cash provided by financing activities	1,880	3,335
Net decrease in cash and cash equivalents:	(45,592)	(42,355)
Cash and cash equivalents at beginning of period	203,244	255,477
Cash and cash equivalents at end of period	$157,652	$213,122
Supplemental disclosure:
Cash paid for taxes	$500	$280
Non-cash investing and financing activities:
Property and equipment included in accounts payable and accrued liabilities	$307	$105
Acquisition holdback	$—	$800
Contingent consideration related to acquisition	$753	$593

CS DISCO, INC.
Reconciliation from GAAP to Non-GAAP Results
(in thousands, except for percentages and per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net loss	$(1,030)	$(20,058)	$(36,310)	$(52,077)
Depreciation and amortization expense	1,054	924	3,011	2,079
Income tax provision	64	38	161	110
Interest and other, net	(1,931)	(50)	(6,019)	184
Stock-based compensation expense	(2,881)	5,665	11,211	14,393
Payroll tax expense on employee stock transactions	175	87	419	497
CEO Performance Award issuance expense	—	—	—	386
Unoccupied lease expense	—	329	—	1,127
Restructuring charges	—	—	2,590	—
Adjusted EBITDA	$(4,549)	$(13,065)	$(24,937)	$(33,301)
Adjusted EBITDA margin	(13)%	(38)%	(24)%	(32)%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Cost of revenue	$8,939	$8,634	$26,255	$26,092
Non-GAAP adjustments:
Stock-based compensation expense	(270)	(274)	(772)	(668)
Non-GAAP cost of revenue	$8,669	$8,360	$25,483	$25,424
Non-GAAP gross profit	$26,274	$26,115	$76,865	$77,229
Non-GAAP gross margin	75%	76%	75%	75%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Research and development	$12,065	$15,694	$41,095	$43,193
Non-GAAP adjustments:
Stock-based compensation expense	(2,001)	(1,916)	(5,920)	(5,416)
Restructuring charges	—	—	(1,510)	—
Non-GAAP research and development	$10,064	$13,778	$33,665	$37,777
Non-GAAP research and development as a % of revenue	29%	40%	33%	37%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Sales and marketing	$16,708	$19,311	$53,821	$54,661
Non-GAAP adjustments:
Stock-based compensation expense	(1,277)	(753)	(4,028)	(2,954)
Restructuring charges	—	—	(648)	—
Non-GAAP sales and marketing	$15,431	$18,558	$49,145	$51,707
Non-GAAP sales and marketing as a % of revenue	44%	54%	48%	50%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
General and administrative	$128	$10,906	$23,345	$30,490
Non-GAAP adjustments:
Stock-based compensation expense	6,429	(2,722)	(491)	(5,355)
CEO Performance Award issuance expense	—	—	—	(386)
Unoccupied lease expense	—	(329)	—	(1,127)
Restructuring charges	—	—	(432)	—
Non-GAAP general and administrative	$6,557	$7,855	$22,422	$23,622
Non-GAAP general and administrative as a % of revenue	19%	23%	22%	23%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Loss from operations	$(2,897)	$(20,070)	$(42,168)	$(51,783)
Operating margin	(8)%	(58)%	(41)%	(50)%
Non-GAAP adjustments:
Stock-based compensation expense	(2,881)	5,665	11,211	14,393
CEO Performance Award issuance expense	—	—	—	386
Unoccupied lease expense	—	329	—	1,127
Restructuring charges	—	—	2,590	—
Non-GAAP loss from operations	$(5,778)	$(14,076)	$(28,367)	$(35,877)
Non-GAAP operating margin	(17)%	(41)%	(28)%	(35)%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net loss attributable to common stockholders	$(1,030)	$(20,058)	$(36,310)	$(52,077)
Non-GAAP adjustments:
Stock-based compensation expense	(2,881)	5,665	11,211	14,393
CEO Performance Award issuance expense	—	—	—	386
Unoccupied lease expense	—	329	—	1,127
Restructuring charges	—	—	2,590	—
Non-GAAP net loss attributable to common stockholders	$(3,911)	$(14,064)	$(22,509)	$(36,171)
Non-GAAP net loss per share, basic and diluted	$(0.06)	$(0.24)	$(0.38)	$(0.62)
Weighted average shares used to compute basic and diluted net loss per share	60,350	58,641	59,896	58,322
Non-GAAP net loss attributable to common stockholders as a % of revenue	(11)%	(41)%	(22)%	(35)%